UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 31. 2014

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number )	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2014, Worthington Industries, Inc. (“Worthington”) announced that it has acquired the business of James Russell Engineering Works, Inc. (“JRE”). JRE manufactures aluminum and stainless steel cryogenic transport trailers used for hauling liquid oxygen, nitrogen, argon, hydrogen and liquefied natural gas (LNG) for top producers and distributors of industrial gases and LNG. JRE is located in Boston, Mass. and employs 32 people. Founded in 1874, the family owned business has produced cryogenic transport trailers for over 50 years. James Russell is recognized as a pioneer in the development of manufacturing LNG and industrial gas trailers in the U.S.

Item 9.01	Financial Statements and Exhibits.

(a) – (c)	Not applicable.

(d)	Exhibits:

99.1	News Release issued by Worthington Industries, Inc. on July 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 31, 2014
	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President- Administration, General Counsel & Secretary